Exhibit 99.1

GRUBHUB REPORTS fourth QUARTER AND

FULL YEAR 2019 RESULTS

Grubhub generates 19% revenue growth in the fourth quarter

CHICAGO, February 5, 2020 – Grubhub Inc. (NYSE: GRUB), a leading online and mobile food-ordering and delivery marketplace, today announced financial results for the fourth quarter and full year ended December 31, 2019 and also posted a letter to shareholders on its investor relations website. For the fourth quarter, the Company reported revenues of $341 million, which is a 19% year-over-year increase from $288 million in the same period last year. Gross Food Sales grew 13% year-over-year to $1.6 billion, up from $1.4 billion in the fourth quarter of 2018.

"We strengthened both sides of our marketplace during the fourth quarter, adding 1.4 million active diners and more than doubling our restaurant selection from just a quarter ago," said Matt Maloney, Grubhub founder and CEO. "We are making good progress on the key initiatives we outlined last quarter. We added more than 15,000 partnered and over 150,000 non-partnered restaurant options for our diners and we also launched a number of new loyalty programs for our restaurant partners.”

Fourth Quarter and Full Year 2019 Highlights

The following results reflect the financial performance and key operating metrics of our business for the three and twelve months ended December 31, 2019, as compared to the same periods in 2018.

Fourth Quarter Financial Highlights

•	Revenues: $341.3 million, a 19% year-over-year increase from $287.7 million in the fourth quarter of 2018.
•	Net Income (Loss): $(27.7) million, or $(0.30) per diluted share, a decrease from $(5.2) million, or $(0.06) per diluted share, in the fourth quarter of 2018.
•	Non-GAAP Adjusted EBITDA: $26.7 million, a 37% year-over-year decrease from $42.1 million in the fourth quarter of 2018.
•	Non-GAAP Net Income (Loss): $(4.2) million, or $(0.05) per diluted share, a decrease from $17.6 million, or $0.19 per diluted share, in the fourth quarter of 2018.

Fourth Quarter Key Business Metrics Highlights1

•	Active Diners: 22.6 million, a 28% year-over-year increase from 17.7 million Active Diners in the fourth quarter of 2018.
•	Daily Average Grubs (DAGs): 502,600, a 8% year-over-year increase from 467,500 DAGs in the fourth quarter of 2018.
•	Gross Food Sales: $1.6 billion, a 13% year-over-year increase from $1.4 billion in the fourth quarter of 2018.

[1]	Key Business Metrics are defined on page 29 of our Annual Report on Form 10-K filed on February 28, 2019.

Full Year Financial Highlights

•	Revenues: $1.3 billion, a 30% year-over-year increase from $1.0 billion in 2018.
•	Net Income (Loss): $(18.6) million, or $(0.20) per diluted share, a decrease from $78.5 million, or $0.85 per diluted share, in 2018.
•	Non-GAAP Adjusted EBITDA: $186.2 million, a 20% year-over-year decrease from $233.7 million in 2018.
•	Non-GAAP Net Income: $73.2 million, or $0.79 per diluted share, a 52% decrease from $153.3 million, or $1.66 per diluted share, in 2018.

Full Year Key Business Metrics Highlights1

•	Active Diners: 22.6 million, a 28% year-over-year increase from 17.7 million Active Diners in 2018.
•	Daily Average Grubs (DAGs): 492,300, a 13% year-over-year increase from 435,900 DAGs in 2018.
•	Gross Food Sales: $5.9 billion, a 17% year-over-year increase from $5.1 billion in 2018.

"We continue to innovate the online takeout industry with our recent launch of Grubhub Ultimate, a revolutionary, first-of-its-kind proprietary hardware and software solution that integrates all restaurant ordering channels into one system. Grubhub Ultimate is an important step in helping unlock the pickup market, which accounts for the majority of the more than $250 billion takeout industry,” said Adam DeWitt, Grubhub president and CFO. "We remain confident our overall strategy will deliver sustainable value for all of our stakeholders and the team is determined to continue to execute and build on the early wins."

First Quarter and Full Year 2020 Guidance

Based on information available as of February 5, 2020, the Company is providing the following financial guidance for the first quarter and full year of 2020.

	First Quarter 2020	Full Year 2020
(in millions)
Expected Revenue	$350 - $370	$1,400 - $1,500
Expected Adjusted EBITDA	$15 - $25	at least $100

Fourth Quarter 2019 Financial Results Conference Call

Grubhub will webcast a conference call tomorrow at 8:00 a.m. CT to discuss the fourth quarter 2019 financial results. The webcast can be accessed on the Grubhub Investor Relations website at https://investors.grubhub.com, along with the Company’s letter to shareholders, earnings press release and financial tables. A replay of the webcast will be available at the same website.

About Grubhub

Grubhub (NYSE: GRUB) is a leading online and mobile food-ordering and delivery marketplace with the largest and most comprehensive network of restaurant partners, as well as more than 22 million active diners. Dedicated to connecting diners with the food they love from their favorite local restaurants, Grubhub elevates food ordering through innovative restaurant technology, easy-to-use platforms and an improved delivery experience. Grubhub features over 300,000 restaurants and is proud to partner with more than 155,000 of these restaurants in over 3,200 U.S. cities and London. The Grubhub portfolio of brands includes Grubhub, Seamless, LevelUp, AllMenus and MenuPages.

Use of Forward Looking Statements

This press release contains forward-looking statements regarding Grubhub, “the Company’s” or our management's future expectations, beliefs, intentions, goals, strategies, plans and prospects, including the expected benefits to, and financial performance of, Grubhub including its acquisitions. Such statements constitute “forward-looking statements”, which are subject to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements involve substantial known and unknown risks, uncertainties and assumptions that could cause actual results, performance or achievements including, but not limited to, achievement of the benefits of our planned additional investments, to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, the matters set forth in the filings that we make with the Securities and Exchange Commission from time to time, including those set forth in the section entitled “Risk Factors” in our Annual Report on Form 10-K filed on February 28, 2019 and our most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, which are on file with the SEC and are available on the Investor Relations section of our website at https://investors.grubhub.com. Additional information will be set forth in our Annual Report on Form 10-K that will be filed for the year ended December 31, 2019, which should be read in conjunction with these financial results. Please also note that forward-looking statements represent management's beliefs and assumptions only as of the date of this press release. Except as required by law, we disclaim any intention to, and undertake no obligation to, publicly update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Use of Non-GAAP Financial Measures

Adjusted EBITDA, non-GAAP net income and non-GAAP net income per diluted share attributable to common stockholders are financial measures that are not calculated in accordance with accounting principles generally accepted in the United States, or GAAP.

We define Adjusted EBITDA as net income adjusted to exclude acquisition, restructuring and certain legal costs, income taxes, net interest expense, depreciation and amortization and stock-based compensation expense. Non-GAAP net income and non-GAAP net income per diluted share attributable to common stockholders exclude acquisition, restructuring and certain legal costs, amortization of acquired intangible assets, stock-based compensation expense and other nonrecurring items as well as the income tax effects of these non-GAAP adjustments. We use these non-GAAP financial measures as key performance measures because we believe they facilitate operating performance comparisons from period to period by excluding potential differences primarily caused by variations in capital structures, tax positions, the impact of acquisitions, restructuring and certain legal costs, the impact of depreciation and amortization expense on our fixed assets and the impact of stock-based compensation expense. Adjusted EBITDA, non-GAAP net income and non-GAAP net income per diluted share attributable to common stockholders are not measurements of our financial performance under GAAP and should not be considered as an alternative to performance measures derived in accordance with GAAP.

See “Non-GAAP Financial Measures Reconciliation” below for a reconciliation of net income to Adjusted EBITDA, non-GAAP net income and non-GAAP net income per diluted share attributable to common stockholders.

Contacts: Adam Patnaude Investor Relations ir@grubhub.com	Katie Norris Media Relations press@grubhub.com

GRUBHUB INC.

STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Revenues	$341,270	$287,721	$1,312,151	$1,007,257
Costs and expenses:
Operations and support	190,328	144,082	675,471	454,321
Sales and marketing	86,100	69,877	310,299	214,290
Technology (exclusive of amortization)	29,164	24,972	115,297	82,278
General and administrative	28,018	27,393	101,918	85,465
Depreciation and amortization	32,488	24,153	115,449	85,940
Total costs and expenses	366,098	290,477	1,318,434	922,294
Income (loss) from operations	(24,828)	(2,756)	(6,283)	84,963
Interest expense - net	6,189	2,163	20,493	3,530
Income (loss) before provision for income taxes	(31,017)	(4,919)	(26,776)	81,433
Income tax (benefit) expense	(3,299)	231	(8,210)	2,952
Net income (loss) attributable to common stockholders	$(27,718)	$(5,150)	$(18,566)	$78,481
Net income (loss) per share attributable to common stockholders:
Basic	$(0.30)	$(0.06)	$(0.20)	$0.88
Diluted	$(0.30)	$(0.06)	$(0.20)	$0.85
Weighted-average shares used to compute net income (loss) per share attributable to common stockholders:
Basic	91,509	90,705	91,247	89,447
Diluted	91,509	90,705	91,247	92,354

KEY BUSINESS METRICS

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Active Diners (000s)	22,621	17,688	22,621	17,688
Daily Average Grubs	502,600	467,500	492,300	435,900
Gross Food Sales (millions)	$1,552	$1,377	$5,914	$5,057

GRUBHUB INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31, 2019	December 31, 2018
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$375,909	$211,245
Short-term investments	49,275	14,084
Accounts receivable, less allowances for doubtful accounts	119,658	110,855
Income tax receivable	3,960	9,949
Prepaid expenses and other current assets	17,515	17,642
Total current assets	566,317	363,775
PROPERTY AND EQUIPMENT:
Property and equipment, net of depreciation and amortization	172,744	119,495
OTHER ASSETS:
Other assets	26,836	14,186
Operating lease right-of-use asset	100,632	—
Goodwill	1,007,968	1,019,239
Acquired intangible assets, net of amortization	500,481	549,013
Total other assets	1,635,917	1,582,438
TOTAL ASSETS	$2,374,978	$2,065,708
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Restaurant food liability	$131,753	$127,344
Accounts payable	26,748	26,656
Accrued payroll	19,982	18,173
Current portion of long-term debt	—	6,250
Current operating lease liability	9,376	—
Other accruals	61,504	44,745
Total current liabilities	249,363	223,168
LONG-TERM LIABILITIES:
Deferred taxes, non-current	27,163	46,383
Noncurrent operating lease liability	111,056	—
Long-term debt	493,009	335,548
Other accruals	817	18,270
Total long-term liabilities	632,045	400,201
STOCKHOLDERS’ EQUITY:
Common stock, $0.0001 par value	9	9
Accumulated other comprehensive loss	(1,628)	(1,891)
Additional paid-in capital	1,164,400	1,094,866
Retained earnings	330,789	349,355
Total Stockholders’ Equity	$1,493,570	$1,442,339
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,374,978	$2,065,708

GRUBHUB INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(18,566)	$78,481
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation	30,237	21,647
Amortization of intangible assets and developed software	85,212	64,293
Stock-based compensation	72,879	55,261
Deferred taxes	(7,726)	1,724
Other	8,531	5,552
Change in assets and liabilities, net of the effects of business acquisitions:
Accounts receivable	(11,591)	(6,092)
Income taxes receivable	5,989	(1,356)
Prepaid expenses and other assets	(13,854)	(16,270)
Restaurant food liability	4,380	2,921
Accounts payable	1,978	11,160
Accrued payroll	1,804	3,621
Other accruals	23,349	4,585
Net cash provided by operating activities	182,622	225,527
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of investments	(85,989)	(57,197)
Proceeds from maturity of investments	51,366	67,166
Capitalized website and development costs	(48,524)	(31,180)
Purchases of property and equipment	(55,167)	(43,033)
Acquisition of other intangible assets	(9,980)	(11,851)
Acquisitions of businesses, net of cash acquired	127	(517,909)
Other cash flows from investing activities	(250)	—
Net cash used in investing activities	(148,417)	(594,004)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the issuance of long-term debt	500,000	222,000
Repayments of borrowings under the credit facility	(342,313)	(53,906)
Proceeds from the issuance of common stock	—	200,000
Taxes paid related to net settlement of stock-based compensation awards	(23,753)	(35,599)
Proceeds from exercise of stock options	4,469	14,190
Payments for debt issuance costs	(9,136)	—
Net cash provided by financing activities	129,267	346,685
Net change in cash, cash equivalents, and restricted cash	163,472	(21,792)
Effect of exchange rates on cash, cash equivalents and restricted cash	320	(645)
Cash, cash equivalents, and restricted cash at beginning of year	215,802	238,239
Cash, cash equivalents, and restricted cash at end of the period	$379,594	$215,802
SUPPLEMENTAL DISCLOSURE OF NON-CASH ITEMS
Cash paid for income taxes	$1,163	$7,895

GRUBHUB INC.

NON-GAAP FINANCIAL MEASURES RECONCILIATION

(in thousands, except per share and per order data)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Net income (loss)	$(27,718)	$(5,150)	$(18,566)	$78,481
Income taxes	(3,299)	231	(8,210)	2,952
Interest expense - net	6,189	2,163	20,493	3,530
Depreciation and amortization	32,488	24,153	115,449	85,940
EBITDA	7,660	21,397	109,166	170,903
Acquisition, restructuring and legal costs	966	1,913	4,105	7,578
Stock-based compensation[2]	18,073	18,816	72,879	55,261
Adjusted EBITDA	$26,699	$42,126	$186,150	$233,742

Net income (loss) per order	$(0.60)	$(0.12)	$(0.10)	$0.49
Adjusted EBITDA per order	$0.58	$0.98	$1.04	$1.47

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Net income (loss)	$(27,718)	$(5,150)	$(18,566)	$78,481
Stock-based compensation[2]	18,073	18,816	72,879	55,261
Amortization of acquired intangible assets	13,367	11,377	50,712	42,484
Acquisition, restructuring and legal costs	966	1,913	4,105	7,578
Income tax adjustments	(8,916)	(9,384)	(35,883)	(30,544)
Non-GAAP net income (loss)	$(4,228)	$17,572	$73,247	$153,260
Weighted-average diluted shares used to compute net income (loss) per share attributable to common stockholders	91,509	93,144	92,759	92,354
Non-GAAP net income (loss) per diluted share attributable to common stockholders	$(0.05)	$0.19	$0.79	$1.66

2 Stock-based compensation expense for the three months ended December 31, 2018 and the twelve months ended December 31, 2019 and 2018 included $4.8 million, $1.6 million and $4.8 million, respectively, of expense related to the accelerated vesting of equity awards to certain terminated acquired employees.

	Guidance
	Three Months Ended March 31, 2020
	Low	High
	(in millions)
Net loss	$(36.0)	$(28.5)
Income taxes	(12.1)	(9.6)
Interest expense - net	6.1	6.1
Depreciation and amortization	34.0	34.0
EBITDA	(8.0)	2.0
Acquisition, restructuring and legal costs	—	—
Stock-based compensation	23.0	23.0
Adjusted EBITDA	$15.0	$25.0

Note: For the full year 2020, we currently expect Adjusted EBITDA of at least $100 million, net interest expense of $25 million, depreciation and amortization expense of $145 million and stock-based compensation expense of $100 million.